Exhibit 2

DIRECTORS AND EXECUTIVE OFFICERS OF FIFTH THIRD BANCORP AND FIFTH THIRD BANK

The following tables set forth the name and present principal occupation or employment, the name, principal business and address of any corporation or other organization in which such occupation or employment is conducted, and citizenship of each director and executive officer of Fifth Third Bancorp and Fifth Third Bank. The business address of each such person whose principal occupation or employment is with Fifth Third Bancorp or Fifth Third Bank is c/o Fifth Third Bancorp at 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

DIRECTORS OF FIFTH THIRD BANCORP	PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT AND PRINCIPAL BUSINESS AND BUSINESS ADDRESS	CITIZENSHIP

William M. Isaac, Chairman	Senior Managing Director, FTI Consulting 1209 Westway Drive Sarasota, Florida 34236	United States

James P. Hackett	President and CEO, Steelcase Inc. P.O. Box 1967 Location CH4E Grand Rapids, MI 49501-1967	United States

Darryl F. Allen	Manager, Allen Ventures, LLC P.O. Box 1206 160 Gulf Boulevard Boca Grande, FL 33921	United States

B. Evan Bayh III	Partner, McGuireWoods LLP 2001 K Street Suite 400 Washington, DC 20006-1040	United States

Ulysses L. Bridgeman, Jr.	President, B.F. Companies 1903 Stanley Gault Parkway Louisville, KY 40223	United States

Emerson L. Brumback	Former President and COO, M&T Bank 13635 Carnoustie Circle Dade City, FL 33525	United States

Gary R. Heminger	President and CEO, Marathon Petroleum Corporation 539 South Main Street Findlay, OH 45840	United States

Jewell D. Hoover	Principal and bank consultant, Hoover and Associates, LLC P.O. Box 49777 Charlotte, NC 28277	United States

Kevin T. Kabat	Vice Chairman & CEO, Fifth Third Bancorp 38 Fountain Square Plaza, Cincinnati, Ohio 45263	United States

Mitchel D. Livingston, Ph.D.	Vice President for Student Affairs and Chief Diversity Officer, University of Cincinnati P.O. Box 210638 Cincinnati, OH 45221-0638	United States

DIRECTORS OF FIFTH THIRD BANCORP	PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT AND PRINCIPAL BUSINESS AND BUSINESS ADDRESS	CITIZENSHIP

Michael B. McCallister	Chairman of the Board of Directors and CEO, Humana Inc. 500 West Main Street Louisville, KY 40202	United States

Hendrik G. Meijer	Co-Chairman of the Board of Directors and CEO, Meijer, Inc. 2929 Walker NW Grand Rapids, MI 49504	United States

John J. Schiff, Jr.	Chairman of the Executive Committee of the Board of Directors, Cincinnati Financial Corporation 6200 S. Gilmore Road Fairfield, OH 45014	United States

Marsha C. Williams	Former Senior Vice President and CFO, Orbitz Worldwide, Inc. 34 Logan Loop Highland Park, IL 60035	United States

EXECUTIVE OFFICERS OF FIFTH THIRD BANCORP	PRESENT PRINCIPAL OCCUPATION	CITIZENSHIP

Kevin T. Kabat	Vice Chairman & CEO, Fifth Third Bancorp	United States

Steven Alonso	Executive Vice President, Fifth Third Bancorp	United States

Greg D. Carmichael	President & Chief Operating Officer, Fifth Third Bancorp	United States

Mark D. Hazel	Senior Vice President & Controller, Fifth Third Bancorp	United States

James R. Hubbard	Senior Vice President & Chief Legal Officer, Fifth Third Bancorp	United States

Gregory L. Kosch	Executive Vice President, Fifth Third Bancorp	United States

Daniel T. Poston	Executive Vice President & Chief Financial Officer, Fifth Third Bancorp	United States

Joseph R. Robinson	Executive Vice President & Chief Information Officer, Fifth Third Bancorp	United States

Robert A. Sullivan	Senior Executive Vice President, Fifth Third Bancorp	United States

Teresa J. Tanner	Executive Vice President & Chief Human Resources Officer, Fifth Third Bancorp	United States

EXECUTIVE OFFICERS OF FIFTH THIRD BANCORP	PRESENT PRINCIPAL OCCUPATION	CITIZENSHIP

Mary E. Tuuk	Executive Vice President of Corporate Services and Board Secretary, Fifth Third Bancorp	United States

Tayfun Tuzun	Senior Vice President & Treasurer, Fifth Third Bancorp	United States

DIRECTORS OF FIFTH THIRD BANK	PRESENT PRINCIPAL OCCUPATION	CITIZENSHIP

William M. Isaac, Chairman	Senior Managing Director, FTI Consulting	United States

B. Evan Bayh III	Partner, McGuireWoods LLP	United States

Ulysses L. Bridgeman, Jr.	President, B.F. Companies	United States

Emerson L. Brumback	Former President and COO, M&T Bank	United States

Gary R. Heminger	President and CEO, Marathon Petroleum Corporation	United States

Jewell D. Hoover	Principal and bank consultant, Hoover and Associates, LLC	United States

Kevin T. Kabat	Vice Chairman & CEO, Fifth Third Bancorp	United States

Mitchel D. Livingston, Ph.D.	Vice President for Student Affairs and Chief Diversity Officer, University of Cincinnati	United States

Michael B. McCallister	Chairman of the Board of Directors and CEO, Humana Inc.	United States

John J. Schiff, Jr.	Chairman of the Executive Committee of the Board of Directors, Cincinnati Financial Corporation	United States

Marsha C. Williams	Former Senior Vice President and CFO, Orbitz Worldwide, Inc.	United States

EXECUTIVE OFFICERS OF FIFTH THIRD BANK	PRESENT PRINCIPAL OCCUPATION	CITIZENSHIP

Kevin T. Kabat	Vice Chairman & CEO, Fifth Third Bancorp	United States

Steven Alonso	Executive Vice President, Fifth Third Bancorp	United States

Greg D. Carmichael	President & Chief Operating Officer, Fifth Third Bancorp	United States

EXECUTIVE OFFICERS OF FIFTH THIRD BANK	PRESENT PRINCIPAL OCCUPATION	CITIZENSHIP

Mark D. Hazel	Senior Vice President & Controller, Fifth Third Bancorp	United States

James R. Hubbard	Senior Vice President & Chief Legal Officer, Fifth Third Bancorp	United States

Gregory L. Kosch	Executive Vice President, Fifth Third Bancorp	United States

Daniel T. Poston	Executive Vice President & Chief Financial Officer, Fifth Third Bancorp	United States

Joseph R. Robinson	Executive Vice President & Chief Information Officer, Fifth Third Bancorp	United States

Robert A. Sullivan	Senior Executive Vice President, Fifth Third Bancorp	United States

Teresa J. Tanner	Executive Vice President & Chief Human Resources Officer, Fifth Third Bancorp	United States

Mary E. Tuuk	Executive Vice President of Corporate Services and Board Secretary, Fifth Third Bancorp	United States

Tayfun Tuzun	Senior Vice President & Treasurer, Fifth Third Bancorp	United States

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